SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 current report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of earliest event reported: October 8, 2004


                          Internet Capital Group, Inc.

               (Exact name of registrant as specified in charter)

          Delaware                    000-26929                23-2996071
 (State of Incorporation)      (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)


                    690 Lee Road, Suite 310, Wayne, PA 19087
               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 727-6900
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/  / Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

/  / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) Effective as of October 8, 2004, the Company's Board of Directors elected Thomas A. Decker as a member of the Company's Board of Directors. Mr. Decker will serve on the Audit Committee and the Nominating and Governance Committee.


Section 9.    Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

             (c)  Exhibits

                  The following press release is included as an exhibit to this report filed under Section 5 - Corporate
                  Governance and Management, Item 5.02 - Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

               99.1 Press Release, dated October 11, 2004, issued by Internet
                    Capital Group, Inc. announcing the election of Thomas A. Decker as a member of the Company's Board of Directors

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             INTERNET CAPITAL GROUP, INC.



Date:  October 11, 2004      By: /s/      Anthony P. Dolanski
                                 -------------------------------------
                                 Name:   Anthony P. Dolanski
                                 Title:  Chief Financial Officer
                                        (Principal Financial and Accounting
                                         Officer)

                                  EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

99.1 Press Release, dated October 11, 2004, issued by Internet Capital Group, Inc. announcing the election of Thomas A. Decker to the Company's Board of Directors.